Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	First Virtual Communications, Inc.
and CUseeMe Networks, Inc.

Case No.	05-30145-TEC & 05-30146-TEC
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Jul-05	PETITION DATE:	01/20/05

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

		End of Current	End of Prior	As of Petition
2.	Asset and Liability Structure	Month	Month	Filing

	a. Current Assets	$2,229,286	$2,285,507

	b. Total Assets	$2,229,286	$2,285,507	$5,234,654

	c. Current Liabilities	$263,727	$261,105

	d. Total Liabilities	$2,336,000	$2,333,378	$6,143,302

				Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)

	a. Total Receipts	$6,956	$2,745	$9,543,219

	b. Total Disbursements	$56,032	$172,954	$8,053,577

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(49,076)	$(170,209)	$1,489,642

	d. Cash Balance Beginning of Month	$1,854,719	$2,024,927	$316,000

	e. Cash Balance End of Month (c + d)	$1,805,643	$1,854,718	$1,805,642

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	$(57,227)	$(141,803)	$4,126,336

5.	Account Receivables (Pre and Post Petition)	$0	$0

6.	Post-Petition Liabilities	$263,727	$261,105

7.	Past Due Post-Petition Account Payables (over 30 days)	$28,747	$28,891

At the end of this reporting month:			Yes	No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			No

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			No

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		Yes	payroll/exp. Only

12.	Is the estate insured for replacement cost of assets and for general liability?		Yes

13.	Are a plan and disclosure statement on file?		Yes

14.	Was there any post-petition borrowing during this reporting period?			No

15.	Check if paid: Post-petition taxes Y ; U.S. Trustee Quarterly Fees Y ; Check if filing is current for: Post-petition tax reporting and tax returns: Y .
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9/19/2005 0:00	/s/ Jonathan G. Morgan
Jonathan G. Morgan, Chief Executive Officer

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 07/31/05

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$0	N/A	N/A	1	Gross Sales	$1,984,925

			2	less: Sales Returns & Allowances

$0	N/A	N/A	3	Net Sales	$1,984,925

$0	N/A	N/A	4	less: Cost of Goods Sold (Schedule ‘B’)	$6,751

$0	N/A	N/A	5	Gross Profit	$1,978,174

$0	N/A	N/A	6	Interest	$1,008

$6,956	N/A	N/A	7	Other Income: Various salary/bonus & cobra refunds	$10,701

			8

			9

$6,956	N/A	N/A	10	Total Revenues	$1,989,883

	N/A	N/A		Expenses:

$23,177	N/A	N/A	11	Compensation to Owner(s)/Officer(s)	$260,578

$14,981	N/A	N/A	12	Salaries	$653,285

$0	N/A	N/A	13	Commissions

$0	N/A	N/A	14	Contract Labor	$30,000

				Rent/Lease:
$0	N/A	N/A	15	Personal Property	$136,188

$2,500	N/A	N/A	16	Real Property	$2,500

$0	N/A	N/A	17	Insurance	$41,087

$0	N/A	N/A	18	Management Fees

$0	N/A	N/A	19	Depreciation	$65,000

				Taxes:
$1,482	N/A	N/A	20	Employer Payroll Taxes	$70,392

$0	N/A	N/A	21	Real Property Taxes

$0	N/A	N/A	22	Other Taxes

$0	N/A	N/A	23	Other Selling	$15,000

$14,909	N/A	N/A	24	Other Administrative	$310,222

$0	N/A	N/A	25	Interest	$85,118

$7,135	N/A	N/A	26	Other Expenses: Prepaid Expense Amort.	$143,583

$0	N/A	N/A	27

$0	N/A	N/A	28

$0	N/A	N/A	29

$0	N/A	N/A	30

$0	N/A	N/A	31

$0	N/A	N/A	32

$0	N/A	N/A	33

$0	N/A	N/A	34

$64,184	N/A	N/A	35	Total Expenses	$1,812,953

$(57,227)	N/A	N/A	36	Subtotal	$176,931

				Reorganization Items:

$0	N/A	N/A	37	Professional Fees	$(543,884)

$0	N/A	N/A	38	Provisions for Rejected Executory Contracts

$0	N/A	N/A	39	Interest Earned on Accumulated Cash from

$0	N/A	N/A		Resulting Chp 11 Case

$0	N/A	N/A	40	Gain or (Loss) from Sale of Assets	$4,503,539

$0	N/A	N/A	41	U.S. Trustee Quarterly Fees	($10,250)

$0	N/A	N/A	42

$0	N/A	N/A	43	Total Reorganization Items	$3,949,405

$(57,227)	N/A	N/A	44	Net Profit (Loss) Before Federal & State Taxes	$4,126,336

	N/A	N/A	45	Federal & State Income Taxes

$(57,227)	N/A	N/A	46	Net Profit (Loss)	$4,126,336

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended 07/31/05

Assets

		From Schedules	Market Value
	Current Assets

1	Cash and cash equivalents — unrestricted		$386,643

2	Cash and cash equivalents — restricted		$1,419,000

3	Accounts receivable (net)	A	$0

4	Inventory	B	$0

5	Prepaid expenses		$390,022

6	Professional retainers

7	Other: Operating expenses owed by Radvision		$33,621

8

9	Total Current Assets		$2,229,286

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other: ____________________________________________________________	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders

23	Loans to affiliates

24

25

26

27

28	Total Other Assets		$0

29	Total Assets		$2,229,286

NOTE:	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes		$3,351

35	Notes payable (short term)		$0

36	Accounts payable (trade)	A	$31,513

37	Real property lease arrearage		$0

38	Personal property lease arrearage

39	Accrued professional fees*		$375,000

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:_________________________________________________________

42	Amounts collected on behalf of Radvision		$48,121

43	Accrued Pre Petition Vacation Pay and Expenses		($194,258)

44	Total Current Liabilities		$263,727

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$263,727

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$79,594

49	General unsecured claims	F	$1,992,679

50	Total Pre-Petition Liabilities		$2,072,273

51	Total Liabilities		$2,336,000

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		($138,812,000)

53	Capital Stock

54	Additional paid-in capital		$133,827,000

55	Cumulative profit/(loss) since filing of case		$4,126,336

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment **		$753,566

59	Total Equity (Deficit)		($105,098)

60	Total Liabilities and Equity (Deficit)		$2,230,902

*	Based on Debtor’s Cash Flow Budget which is attached as Exhibit 1

**	Adjustment to account for difference in book value of assets sold and market value represented by sale price.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days		$2,766

31-60 Days

61-90 Days		$665	$28,747

91+ Days		$28,082

Total accounts receivable/payable	$0	$31,513

Allowance for doubtful accounts

Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
Inventory(ies)
Balance at
	End of Month	Inventory Beginning of Month

Add -
Retail/Restaurants -		Net purchase

Product for resale		Direct labor

Manufacturing overhead

Distribution -		Freight in

Products for resale		Other:

Manufacturer -

Raw Materials

Work-in-progress		Less -

Finished goods		Inventory End of Month

Shrinkage

Other — Explain		Personal Use

		Cost of Goods Sold	$0

TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes No
How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost

Monthly	Lower of cost or market

Quarterly	Retail method

Semi-annually	Other

Annually	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

	Cost	Market Value
Description

Total	$0	$0

Schedule D
Other Depreciable Assets

	Cost	Market Value
Description
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA — Employee	$0				$0

FICA — Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local	$0

Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount *	Amount (b) *
Secured claims(a)	$0	$0

Priority claims other than taxes	$79,594	$79,594

Priority tax claims

General unsecured claims	$1,992,679	$1,992,679

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Silicon Valley Bk	SVB Securities	Morgan Stanley

Account Type	Checking	Investment	Investment

Account No.	350524370	8860074-1-4-ZGQ	14-78N08

Account Purpose	Operating	ST Investment	Investment

Balance, End of Month	$1,805,643	$0	$0

Total Funds on Hand for all Accounts	$1,805,643

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

*	As scheduled, except for certain claims paid in accordance with the court order approving the sale of substantially all assets. The Debtors have not yet completed their comparison of scheduled claims to filed claims.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 07/31/05

			Actual	Cumulative
			Current Month	(Case to Date)
		Cash Receipts
1		Rent/Leases Collected

2		Cash Received from Sales	$0	$1,600,100

3		Interest Received	$0	$16

4		Borrowings	$0	$715,000

5		Funds from Shareholders, Partners, or Other Insiders

6		Capital Contributions

7		Proceeds from sale of assets	$0	$7,150,000

8		Miscellaneous deposits	$6,956	$29,982

9		Amounts collected on behalf of Radvision	$0	$48,121

10

11

12		Total Cash Receipts	$6,956	$9,543,219

		Cash Disbursements
13		Payments for Inventory

14		Selling

15		Administrative	$10,841	$221,144

16		Capital Expenditures

17		Principal Payments on Debt	$0	$4,820,355

18		Interest Paid	$0	$86,118

		Rent/Lease:
19		Personal Property

20		Real Property	$5,551	$162,954

		Amount Paid to Owner(s)/Officer(s)
21		Salaries	$15,403	$177,196

22		Draws

23		Commissions/Royalties

24		Expense Reimbursements	$0	$20,359

25		Other (Performance payments related to sale of company)	$0	$33,775

26		Salaries/Commissions inc. bonus payments related to sale.	$10,449	$577,073

27		Management Fees

		Taxes:
28		Employee Withholding	$12,306	$275,991

29		Employer Payroll Taxes	$1,482	$79,867

30		Real Property Taxes

31		Other Taxes

32		Other Cash Outflows:

33		Consultant Retainer	$0	$25,540

34		Lender Fees and Expenses	$0	$437,781

35		Payments to Radvision	$0	$546,472

36		Success and hourly fee payments to Gordian Group	$0	$318,384

37		Breakup fee paid to MTV	$0	$150,000

37	a	D&O Insurance renewal	$0	$50,000

37	b	Bank balance adjustment	$0	$5,650

37	c	Fees paid to US Trustee	$0	$10,250

37	d	Sale-related expense reimbursement (incl’s AMEX payments)	$0	$54,668

38		Total Cash Disbursements:	$56,032	$8,053,577

39		Net Increase (Decrease) in Cash	($49,076)	$1,489,642

40		Cash Balance, Beginning of Period	$1,854,719	$316,000

41		Cash Balance, End of Period	$1,805,643	$1,805,642